UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MICROVISION, INC.
________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
January 18, 2007
________________________

Dear Microvision Shareholder:

     The Special Meeting of Shareholders of Microvision, Inc. (the “Company”), will be held at the Redmond Inn, 17601 Redmond Way, Redmond, Washington 98052 on January 18, 2007 at 9:00 a.m. for the following purposes:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock; and

2.	To conduct any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

     Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement. Please read it carefully before casting your vote.

     If you were a shareholder of record on November 27, 2006, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 6222 185th Avenue NE, Redmond, Washington 98052, during ordinary business hours, from January 8, 2007 to the date of our Special Meeting. The list also will be available for inspection at the Special Meeting.

________________________

Important!

     Whether or not you plan to attend the Special Meeting, your vote is very important.

     After reading the enclosed Proxy Statement, you are encouraged to vote by (1) toll-free telephone call, (2) the Internet or (3) completing, signing and dating the enclosed proxy card and returning it as soon as possible in the accompanying postage prepaid (if mailed in the U.S) return envelope. If you are voting by telephone or the Internet, please follow the instructions on the proxy card. You may revoke your proxy at any time before it is voted by following the instructions provided below.

     If you need assistance voting your shares, please call Investor Relations at (425) 882-6794.
________________________

     The Board of Directors recommends a vote FOR the approval of the amendment to the Company’s Certificate of Incorporation.

     At the meeting, you will have an opportunity to ask questions about the Company and its operations. You may attend the meeting and vote your shares in person even if you return your proxy card or vote by telephone or Internet. Your proxy (including a proxy granted by telephone or the Internet) may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to the Company’s Secretary in Redmond, Washington, voting again by telephone or Internet, or attending the Special Meeting and voting in person.

     Thank you for your ongoing support of and interest in Microvision, Inc.

Sincerely,

THOMAS M. WALKER
Secretary
December 5, 2006
Redmond, Washington

MICROVISION, INC.
6222 185th Avenue NE
Redmond, Washington 98052

________________________

PROXY STATEMENT FOR A SPECIAL MEETING
OF SHAREHOLDERS

January 18, 2007
________________________

TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	2
PROPOSAL: AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION	4
OTHER BUSINESS	4
INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP	5
INFORMATION ABOUT SHAREHOLDER PROPOSALS	6
ADDITIONAL INFORMATION	7
Householding	7
Voting by Telephone or the Internet	7

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why did you send me this Proxy Statement?

A:

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of the Company (the “Board” or the “Board of Directors”) is soliciting your proxy to vote at a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at the Redmond Inn, 17601 Redmond Way, Redmond, Washington 98052 on January 18, 2007, at 9:00 a.m.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. You do not need to attend the Special Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card.

On November 21, 2006 there were approximately 42,967,000 shares of common stock of the Company outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to one vote for each share of common stock you owned as of that date. We began mailing this Proxy Statement on or about December 5, 2006 to all shareholders entitled to vote their shares at the Special Meeting.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:	How do I vote by proxy?

A:

If you properly cast your vote by either executing and returning the enclosed proxy card or by voting your proxy by telephone or via the Internet, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

  “FOR” the approval of the amendment to the Company’s Certificate of Incorporation.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

Q:	May my broker vote for me?

A:

Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its “street” name, the broker may vote your shares on routine matters even if it does not receive instructions from you. At the Special Meeting your broker may, without instructions from you, vote on the proposal to approve the amendment of the Company’s Certificate of Incorporation.

Q:	What are abstentions and broker non-votes?

A:

An abstention represents the action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:	May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or vote your shares by telephone, via the Internet or at the Special Meeting by following these procedures. To revoke your proxy:
  Send in another signed proxy card with a later date;

  Send a letter revoking your proxy to Microvision’s Secretary at the Company’s offices in Redmond, Washington;

  Vote again by telephone or Internet; or

  Attend the Special Meeting and vote in person.

Q:	How do I vote in person?

A:

If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on November 27, 2006, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Special Meeting.

Q:	What is the quorum requirement for the meeting?

A:

The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What vote is required to approve the amendment to the Company’s Certificate of Incorporation?

A:

Approval of the amendment to the Company’s Certificate of Incorporation requires approval by a majority of the outstanding shares of the Company’s common stock. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Q:	Is voting confidential?

A:	We keep all the proxies and ballots private as a matter of practice.

Q:	What are the costs of soliciting these proxies?

A:

The Company will pay all the costs of soliciting these proxies. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of Microvision common stock, please call us at (425) 882-6794 or send an e-mail to ir@microvision.com.

PROPOSAL:

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

     The Company’s Certificate of Incorporation currently permits the Company to issue up to an aggregate of 98,000,000 shares of capital stock, consisting of 73,000,000 shares of common stock and 25,000,000 shares of preferred stock. On October 24, 2006, the Company’s Board of Directors unanimously approved an amendment to the Company’s Certificate of Incorporation to permit the Company to issue up to an aggregate of 150,000,000 shares of capital stock, consisting of 125,000,000 shares of common stock and 25,000,000 shares of preferred stock. The text of the proposed amendment is set forth below.

     As of November 21, 2006, there were approximately 42,967,000 shares of the Company’s common stock issued and outstanding and approximately 25,602,000 shares of common stock reserved for future issuance under the Company’s outstanding options, warrants and convertible securities. Thus, approximately 4,431,000 authorized shares of common stock currently remain available for issuance.

     The Board of Directors would like to increase the number of authorized shares of common stock to provide the Company with flexibility to issue shares of common stock for general corporate purposes, which could include, among other uses, financings, strategic partnering arrangements, equity incentive plans, acquisitions of assets or businesses, stock splits or stock dividends. The availability of additional authorized shares of common stock would allow the Company to accomplish these goals, and other business and financial objectives, in the future without stockholder approval, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed. In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

     If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Company’s common stock, the future issuance of additional shares of common stock (other than a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. If this proposal is not approved, the Company would be limited in its ability to respond quickly to opportunities to engage in various transactions involving issuances of common stock, such as financings, strategic partnering arrangements, equity incentive plans and acquisitions of assets or businesses.

     If approved, the first paragraph of Article IV of the Company’s Certificate of Incorporation will be amended to read in its entirety as follows:

     “The total number of shares of capital stock which this corporation shall have the authority to issue is one hundred fifty million (150,000,000) shares, consisting of (i) one hundred twenty five million (125,000,000) shares of common stock, $.001 par value (“Common Stock”) and (ii) twenty five million (25,000,000) shares of preferred stock, $.001 par value (“Preferred Stock”). ”

     Approval of this amendment to the Certificate of Incorporation requires approval by a majority of the outstanding shares of Common Stock. As a result, abstention and broker non-votes will have the same effect as a vote against the proposal. Holders of shares of the Company’s common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

OTHER BUSINESS

     We know of no other matters to be voted on at the Special Meeting or any adjournment or postponement of the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

     The following table shows, as of November 21, 2006, the number of shares of common stock held by all persons we know to beneficially own at least 5% of the Company’s common stock, the Company’s directors and nominees, the person who served as Chief Executive Officer during 2005 and the next four most highly compensated persons who were serving as executive officers at the end of fiscal year 2005, and all directors and executive officers as a group.

	Number	Percentage of
Name and Address of Beneficial Owner	of Shares (1)	Common Stock (2)
Alexander Tokman (3)	133,000	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Todd R. McIntyre (4)	62,358	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Stephen R. Willey (5)	286,644	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Richard A. Raisig (6)	352,430	*
4881 Birch Street
Newport Beach, CA 92660
Richard F. Rutkowski (7)	876,163	2.0%
3125 E. Laurelhurst Dr. NE
Seattle, WA 98105-5332
Vilakkudi Veeraraghavan	0	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Richard Cowell (8)	100,067	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Slade Gorton (9)	61,000	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Marc Onetto (10)	30,000	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Jeanette Horan (11)	30,000	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052
Brian Turner (12)	30,000	*
c/o Microvision, Inc.
6222 185th Avenue NE
Redmond, WA 98052

	Number	Percentage of
Name and Address of Beneficial Owner	of Shares (1)	Common Stock (2)
David M. Knott; Dorset Management Corporation (13)	2,228,100	5.2%
485 Underhill Boulevard, Suite 205
Syosset, NY 11791
All executive officers and directors as a group (15 persons) (14)	2,034,822	4.5%
____________________

*	Less than 1% of the outstanding shares of common stock.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity. Subject to community property laws where applicable, and except as otherwise noted, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby.

(2)	Percentage of common stock is based on 42,967,000 shares of common stock outstanding as of November 21, 2006.

(3)	Includes 120,000 shares issuable upon exercise of options.

(4)	Includes 59,858 shares issuable upon exercise of options.

(5)	Includes 146,253 shares issuable upon exercise of options.

(6)	Includes 302,613 shares issuable upon exercise of options and, based upon information obtained in filings by Mr. Raisig under Section 16 of the Exchange Act, includes 49,817 shares of common stock.

(7)	Includes 873,791 shares issuable upon exercise of options and, based upon information obtained in filings by Mr. Rutkowski under Section 16 of the Exchange Act, includes 2,372 shares of common stock.

(8)	Includes 93,867 shares issuable upon exercise of options.

(9)	Includes 60,000 shares issuable upon exercise of options.

(10)	Includes 30,000 shares issuable upon exercise of options.

(11)	Includes 30,000 shares issuable upon exercise of options.

(12)	Includes 30,000 shares issuable upon exercise of options.

(13)

Based on information set forth in a Schedule 13F filed with the SEC on November 13, 2006 by David M. Knott and Dorset Management Corporation reporting sole voting power over 2,098,300 shares, shared voting power over 105,200 shares and no voting power over 24,600 shares.

(14)	Includes 1,814,042 shares issuable upon exercise of options.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

     In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2007 Annual Meeting, the written proposal must be received by the Company no later than May 24, 2007. Shareholder proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials and must contain the information required in our bylaws for shareholder proposals. If you wish to obtain a free copy of our bylaws, please contact Investor Relations, Microvision, Inc., 6222 185th Avenue NE, Redmond, Washington 98052.

     If a shareholder proposal is not included in our proxy statement for the 2007 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the meeting or, if less than 60 days’ notice of the date of the meeting is given, by the close of business on the 10th business day following the first public announcement of the meeting.

ADDITIONAL INFORMATION

Householding

     Only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations to request that only a single copy of the proxy statement be mailed in the future. Contact Investor Relations by phone at (425) 882-6794, by fax at (425) 936-9411, by mail to Investor Relations, Microvision, Inc., 6222 185th Avenue NE, Redmond, Washington 98052, or by e-mail to ir@microvision.com.

Voting by Telephone or the Internet

     Provision has been made for you to vote your shares of common stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

     Votes submitted by telephone or via the Internet must be received by 5:00 p.m., Seattle, Washington time, on January 17, 2007. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Special Meeting.

     The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

PROXY

MICROVISION, INC.

Special Meeting, January 18, 2007

PROXY SOLICITED BY BOARD OF DIRECTORS

     The Special Meeting of Shareholders of Microvision, Inc.
will be held on January 18, 2007 at 9:00 a.m., Pacific Time, at the Redmond Inn, 17601 Redmond Way, Redmond, Washington 98052

       The undersigned hereby appoints Alexander Tokman, Jeff T. Wilson, and Thomas M. Walker, and each of them, each with power to appoint his substitute, as proxies to vote and act at the Special Meeting of shareholders of Microvision, Inc. (the “Company”) to be held on January 18, 2007, or any adjournment or postponement thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated below on the matters specified below, as described in the accompanying notice of special meeting and proxy statement, receipt of which is acknowledged. All proxies previously given by the undersigned in respect of the special meeting are hereby revoked.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF MICROVISION, INC. January 18, 2007

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê
The Board of Directors recommends a vote FOR each of the following matters: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal to approve the amendment to the Company's Certificate of Incorporation.	The shares represented by this proxy will be voted as specified to the left, but if no specification is made, this proxy will be voted FOR approval. The proxies may vote in their discretion as to other matters that may come before this meeting or any adjournment or postponement thereof.

☐ FOR

☐ AGAINST

☐ ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder ______________________ Date: _________________ Signature of Shareholder ______________________ Date: _________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.